UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): November 18, 2010 (November 18, 2010)

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	001-14956 (Commission File Number)	98-0448205 (I.R.S. Employer Identification No.)

7150 Mississauga Road
Mississauga, Ontario
Canada	L5N 8M5
(Address of principal executive offices)	(Zip Code)
(905) 286-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
November 18, 2010, Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) issued a press release announcing that Valeant Pharmaceuticals International, its wholly owned indirect subsidiary, has priced its offering of 6.875% Senior Notes due 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release announcing the pricing of the offering, dated November 18, 2010

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By: /s/ Robert Chai-Onn
Name: Robert Chai-Onn
Title: Executive Vice President, General
Counsel and Corporate Secretary
November 18, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release announcing the pricing of the offering, dated November 18, 2010